Exhibit 99.1

Press Release — For Immediate Release

July 17, 2009

Penns Woods Bancorp, Inc. Reports Second Quarter 2009 Earnings

Jersey Shore, PA — Penns Woods Bancorp, Inc. (NASDAQ:PWOD) today reported that net income from core operations (“operating earnings”), which is a non-GAAP measure of net income excluding net securities gains and losses, remained stable at $2,208,000 and $4,611,000 for the three and six months ended June 30, 2009 compared to $2,223,000 and $4,329,000 for the same periods of 2008.  Operating earnings per share for the three months ended June 30, 2009 were $0.58 basic and dilutive compared to $0.58 and $0.57 basic and dilutive for the same periods of 2008.  Operating earnings for the six months ended June 30, 2009 resulted in operating earnings per share increasing 7.1% to $1.20 basic and dilutive compared to $1.12 basic and dilutive for the same period of 2008.  Operating earnings for the three and six months ended June 30, 2009 have been positively impacted by continued emphasis on credit quality, loan and deposit growth, solid non-interest operating income, and an increasing net interest margin.  A reconciliation of the non-GAAP financial measures of operating earnings, operating earnings per share, operating return on assets, and operating return on equity described in this paragraph to the comparable GAAP financial measures is included at the end of this press release.

Net income, as reported under U.S. generally accepted accounting principles, for the three and six months ended June 30, 2009 was $832,000 and $1,671,000 compared to $2,057,000 and $4,188,000 for the same periods of 2008.  Comparable results were impacted by an increase in after-tax securities losses of $1,210,000 (from a loss of $166,000 to a loss of $1,376,000) and an increase in after-tax securities losses of $2,799,000 (from a loss of $141,000 to a loss of $2,940,000) from 2008 to 2009 for the three and six month periods being compared.  Included within the change in after-tax securities losses are pre-tax other than temporary impairment charges relating to certain equity securities held in the investment portfolio for the three and six months ended June 30, 2009 of $2,251,000 and $4,584,000 compared to $366,000 and $574,000 for the three and six months ended June 30, 2008.  Basic and dilutive earnings per share for the three and six months ended June 30, 2009 were $0.22 and $0.44 compared to $0.53 and $1.08 for the corresponding periods of 2008.  Return on average assets and return on average equity were 0.51% and 5.45% for the three months ended June 30, 2009 compared to 1.30% and 11.73% for the corresponding period of 2008.   Earnings for the six months ended June 30, 2009 correlate to a return on average assets and return on average equity of 0.51% and 5.54% compared to 1.33% and 11.87% for the six month 2008 period.

The net interest margin for the three and six months ended June 30, 2009 was 4.36% and 4.42% compared to 4.01% and 3.95% for the corresponding periods of 2008.  A decrease in the rate paid on interest bearing liabilities of 62 basis points (bp) and 85 bp for the three and six months ended June 30, 2009 compared to the same periods of 2008 positively impacted the net interest margin.  A declining cost of funds is primarily the result of the rate paid on time deposits decreasing 110 bp and 127 bp for the three and six month periods ended June 30, 2009 compared to the same periods of 2008.  The decreases are the result of Federal Open Market Committee (FOMC) actions to reduce interest rates coupled with our strategic decision to shorten the duration of the time deposit portfolio over the past year.  The shortening of the time deposit portfolio has resulted in an increased repricing frequency which has allowed for the majority of the portfolio to be repriced downward over the past twelve months.  The duration of the time deposit portfolio is now beginning to be lengthened due to the apparent bottoming or near bottoming of deposit rates.

“A catalyst for the sustained high level of operating earnings is our net interest margin of 4.36% and 4.42% for the three and six month periods of 2009, which has led to taxable equivalent net interest income of $6,540,000 and $13,110,000 over the same periods.  The increase of 35 bp and 47 bp in the net interest margin from the comparable three and six month periods of 2008 can be attributed to our continued focus on core deposit growth.  We have been able to obtain core deposit relationships based on our quality service and significant community involvement.  Core deposit growth has been utilized to fund the growth in the loan portfolio and to reduce our borrowing position by $23,201,000 since June 30, 2008,” commented Ronald A Walko, President and Chief Executive Officer of Penns Woods Bancorp, Inc.  “While we have placed emphasis on deposits, we have maintained our focus on sound credit quality and ensuring an adequate risk/return trade-off.  Continuing questions surrounding the soft economy are impacting our loan credit quality ratios.  However, we continue to compare favorably to other members of the financial industry.  Our commitment to quality can be illustrated by our nonperforming loans to total loans ratio 0.68% and net loan charge-offs to average loans of 0.07% for the six month period ended June 30, 2009,” added Mr. Walko.

Total assets increased $33,357,000 to $667,861,000 at June 30, 2009 compared to June 30, 2008.  Net loans increased $25,949,000 despite a softening economy that has in general provided fewer loan opportunities.  However, due to our credit quality position and overall balance sheet strength, we have been able to aggressively attract those loans that meet and/or exceed our credit standards.  The investment portfolio decreased $1,433,000 from June 30, 2008 to 2009 primarily due to a decrease in the market value of the portfolio.  During the six months ended June 30, 2009, the equity segment of the portfolio experienced write downs of $4,584,000 ($2,251,000 during the three months ended June 30, 2009) due to the turbulence in the equity markets, particularly the financial sector, which has caused several of our investments in regional and national financial institutions to be classified as other than temporarily impaired.  Continued turmoil in the equity market may lead to additional write downs as we move forward through 2009 due to the severity of the market decline.  Despite our ability to hold those investment positions that have depreciated in value, each position has been and will continue to be evaluated for other than temporary impairment, and/or a possible exit due primarily to the ability to carry back tax losses.

Deposits have increased 13.0% or $57,080,000 to $495,001,000 at June 30, 2009 compared to 2008 with core deposits (total deposits excluding time deposits) increasing 18.5% or $41,638,000.  “The increase in deposits is a testament to each of our employees and their community involvement, high level of customer service, and knowledge.  Our employees consistently are able to prepare a package of services from internet banking to remote deposit capture that fulfill the needs of those within our market area.  We have also added new features such as electronic delivery of statements to existing products and are in the testing phase of mobile or cell phone based banking.  Maintaining our high level of customer service coupled with the addition of technology based delivery channels will allow us to continue building solid customer relationships,” commented Mr. Walko.

Shareholders’ equity decreased $3,151,000 to $61,371,000 at June 30, 2009 as accumulated comprehensive loss increased $868,000, and $786,000 in common stock was strategically repurchased as part of the previously announced stock buyback plan.  The increase in accumulated other comprehensive loss is a result of a reduction in the net unrealized loss on available for sale securities of $1,537,000 countered by an increase of $2,405,000 in the net excess of the projected benefit obligation over the market value of the plan assets of the defined benefit pension plan due to a decline in the market value of the plan assets caused by the significant downturn in the stock and bond markets over the past year.  The current level of shareholders’ equity equates to a book value per share of $16.01 at June 30, 2009 compared to $16.72 at June 30, 2008 and an equity to asset ratio of 9.19% at June 30, 2009.  Book value per share, excluding accumulated other comprehensive loss, was $18.65 at June 30, 2009 compared to $19.11 at June 30, 2008.  During the three and six months ended June 30, 2009 and 2008 cash dividends of $0.46 and $0.92 per share were paid to shareholders.

“The continued negative news surrounding the economy and the financial sector too often overshadows the solid performance of many community banks.  Our continued strong operating earnings and well capitalized status provide a solid foundation for the future.  We have also reduced our borrowing level by focusing on and growing core deposits.  Our well capitalized status and level of core operating earnings have provided the resources to maintain our dividend and to purchase 29,210 treasury shares over the past twelve months,” commented Mr. Walko.

Penns Woods Bancorp, Inc. is the parent company of Jersey Shore State Bank, which operates twelve branch offices providing financial services in Lycoming, Clinton, and Centre Counties.  Investment and insurance products are offered through the bank’s subsidiary, The M Group, Inc. D/B/A The Comprehensive Financial Group.

NOTE:  This press release contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).  Management uses the non-GAAP measure of net income from core operations in its analysis of the company’s performance. This measure, as used by the Company, adjusts net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature such as net securities gains and losses. Because certain of these items and their impact on the Company’s performance are difficult to predict, management believes presentation of financial measures excluding the impact of such items provides useful supplemental information in evaluating the operating results of the Company’s core businesses. These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

This press release may contain certain “forward-looking statements” including statements concerning plans, objectives, future events or performance and assumptions and other statements, which are statements other than statements of historical fact.  The Company cautions readers that the following important factors, among others, may have affected and could in the future affect actual results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company herein:  (i) the effect of changes in laws and regulations, including federal and state banking laws and regulations, and the associated costs of compliance with such laws and regulations either currently or in the future as applicable; (ii) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as by the Financial Accounting Standards Board, or of changes in the Company’s organization, compensation and benefit plans; (iii) the effect on the Company’s competitive position within its market area of the increasing consolidation within the banking and financial services industries, including the increased competition from larger regional and out-of-state banking organizations as well as non-bank providers of various financial services; (iv) the effect of changes in interest rates; and (v) the effect of changes in the business cycle and downturns in the local, regional or national economies.  For a list of other factors which could affect the Company’s results, see the Company’s filings with the Securities and Exchange Commission, including “Item 1A.  Risk Factors,” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

You should not place undue reliance on any forward-looking statements.  These statements speak only as of the date of this press release, even if subsequently made available by the Company on its website or otherwise.  The Company undertakes no obligation to update or revise these statements to reflect events or circumstances occurring after the date of this press release.

Previous press releases and additional information can be obtained from the Company’s website at www.jssb.com.

Contact:	Ronald A. Walko, President and Chief Executive Officer
300 Market Street
Williamsport, PA 17701
570-322-1111 email-jssb@jssb.com

THIS INFORMATION IS SUBJECT TO YEAR-END AUDIT ADJUSTMENT

PENNS WOODS BANCORP, INC.

CONSOLIDATED BALANCE SHEET

(UNAUDITED)

	June 30,
(In Thousands, Except Share Data)	2009	2008	% Change

ASSETS
Noninterest-bearing balances	$10,832	$17,193	-37.0%
Interest-bearing deposits in other financial institutions	7,815	16	48743.8%
Total cash and cash equivalents	18,647	17,209	8.4%

Investment securities, available for sale, at fair value	207,901	209,284	-0.7%
Investment securities held to maturity (fair value of $111 and $161)	110	160	-31.3%
Loans held for sale	4,595	3,590	28.0%
Loans	392,074	365,955	7.1%
Less: Allowance for loan losses	4,377	4,207	4.0%
Loans, net	387,697	361,748	7.2%
Premises and equipment, net	7,656	7,449	2.8%
Accrued interest receivable	3,468	3,322	4.4%
Bank-owned life insurance	14,862	13,319	11.6%
Investment in limited partnerships	5,182	5,083	1.9%
Goodwill	3,032	3,032	0.0%
Deferred tax asset	11,583	8,408	37.8%
Other assets	3,128	1,900	64.6%
TOTAL ASSETS	$667,861	$634,504	5.3%

LIABILITIES
Interest-bearing deposits	$420,492	$358,013	17.5%
Noninterest-bearing deposits	74,509	79,908	-6.8%
Total deposits	495,001	437,921	13.0%

Short-term borrowings	14,880	48,081	-69.1%
Long-term borrowings, Federal Home Loan Bank (FHLB)	86,778	76,778	13.0%
Accrued interest payable	1,220	1,463	-16.6%
Other liabilities	8,611	5,739	50.0%
TOTAL LIABILITIES	606,490	569,982	6.4%

SHAREHOLDERS’ EQUITY
Common stock, par value $8.33, 10,000,000 shares authorized; 4,011,985 and 4,008,833 shares issued	33,433	33,407	0.1%
Additional paid-in capital	17,983	17,930	0.3%
Retained earnings	26,322	27,898	-5.6%
Accumulated other comprehensive loss:
Net unrealized loss on available for sale securities	(6,323)	(7,860)	19.6%
Defined benefit plan	(3,780)	(1,375)	-174.9%
Less: Treasury stock at cost, 179,028 and 149,818 shares	(6,264)	(5,478)	14.3%
TOTAL SHAREHOLDERS’ EQUITY	61,371	64,522	-4.9%
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$667,861	$634,504	5.3%

PENNS WOODS BANCORP, INC.

CONSOLIDATED STATEMENT OF INCOME

(UNAUDITED)

	Three Months Ended June 30,			Six Months Ended June 30,
(In Thousands, Except Per Share Data)	2009	2008	% Change	2009	2008	% Change

INTEREST AND DIVIDEND INCOME:
Loans including fees	$6,349	$6,246	1.6%	$12,568	$12,625	-0.5%
Investment securities:
Taxable	1,374	1,276	7.7%	2,737	2,466	11.0%
Tax-exempt	1,249	1,210	3.2%	2,495	2,436	2.4%
Dividend and other interest income	41	204	-79.9%	130	457	-71.6%
TOTAL INTEREST AND DIVIDEND INCOME	9,013	8,936	0.9%	17,930	17,984	-0.3%

INTEREST EXPENSE:
Deposits	2,204	2,551	-13.6%	4,209	5,092	-17.3%
Short-term borrowings	78	257	-69.6%	236	686	-65.6%
Long-term borrowings, FHLB	926	972	-4.7%	1,843	2,169	-15.0%
TOTAL INTEREST EXPENSE	3,208	3,780	-15.1%	6,288	7,947	-20.9%

NET INTEREST INCOME	5,805	5,156	12.6%	11,642	10,037	16.0%

PROVISION FOR LOAN LOSSES	186	60	210.0%	312	120	160.0%

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	5,619	5,096	10.3%	11,330	9,917	14.2%

NON-INTEREST INCOME:
Deposit service charges	541	540	0.2%	1,066	1,110	-4.0%
Securities losses, net	(2,086)	(251)	731.1%	(4,455)	(213)	1991.5%
Bank-owned life insurance	112	91	23.1%	274	246	11.4%
Gain on sale of loans	103	212	-51.4%	221	364	-39.3%
Insurance commissions	347	486	-28.6%	701	1,066	-34.2%
Other	591	543	8.8%	1,025	962	6.5%
TOTAL NON-INTEREST INCOME	(392)	1,621	-124.2%	(1,168)	3,535	-133.0%

NON-INTEREST EXPENSE:
Salaries and employee benefits	2,595	2,469	5.1%	5,077	4,920	3.2%
Occupancy, net	318	314	1.3%	657	652	0.8%
Furniture and equipment	306	287	6.6%	613	572	7.2%
Pennsylvania shares tax	172	105	63.8%	343	210	63.3%
Amortization of investments in limited partnerships	141	178	-20.8%	283	356	-20.5%
Other	1,353	1,158	16.8%	2,557	2,246	13.8%
TOTAL NON-INTEREST EXPENSE	4,885	4,511	8.3%	9,530	8,956	6.4%

INCOME BEFORE INCOME TAX (BENEFIT) PROVISION	342	2,206	-84.5%	632	4,496	-85.9%
INCOME TAX (BENEFIT) PROVISION	(490)	149	-428.9%	(1,039)	308	-437.3%
NET INCOME	$832	$2,057	-59.6%	$1,671	$4,188	-60.1%

EARNINGS PER SHARE - BASIC	$0.22	$0.53	-58.5%	$0.44	$1.08	-59.3%

EARNINGS PER SHARE - DILUTED	$0.22	$0.53	-58.5%	$0.44	$1.08	-59.3%

WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	3,832,520	3,865,977	-0.9%	3,832,135	3,870,359	-1.0%

WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	3,832,596	3,866,115	-0.9%	3,832,173	3,870,523	-1.0%

DIVIDENDS PER SHARE	$0.46	$0.46	0.0%	$0.92	$0.92	0.0%

PENNS WOODS BANCORP, INC.

AVERAGE BALANCES AND INTEREST RATES

	For the Three Months Ended
	June 30, 2009			June 30, 2008
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$16,934	$271	6.42%	$8,506	$135	6.31%
All other loans	377,324	6,170	6.56%	358,980	6,157	6.82%
Total loans	394,258	6,441	6.55%	367,486	6,292	6.81%

Taxable securities	101,984	1,415	5.55%	105,295	1,480	5.62%
Tax-exempt securities	103,848	1,892	7.29%	108,670	1,833	6.75%
Total securities	205,832	3,307	6.43%	213,965	3,313	6.19%

Interest bearing deposits	1,371	—	0.00%	34	—	0.00%

Total interest-earning assets	601,461	9,748	6.52%	581,485	9,605	6.58%

Other assets	55,793			50,186

TOTAL ASSETS	$657,254			$631,671

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$61,383	81	0.53%	$61,197	115	0.75%
Super Now deposits	56,645	131	0.93%	54,327	183	1.34%
Money market deposits	64,374	367	2.29%	26,803	146	2.17%
Time deposits	224,918	1,625	2.90%	209,539	2,107	4.00%
Total Deposits	407,320	2,204	2.17%	351,866	2,551	2.88%

Short-term borrowings	18,035	78	1.73%	41,319	257	2.45%
Long-term borrowings	86,778	926	4.22%	85,789	972	4.43%
Total borrowings	104,813	1,004	3.79%	127,108	1,229	3.79%

Total interest-bearing liabilities	512,133	3,208	2.50%	478,974	3,780	3.12%

Demand deposits	73,930			73,485
Other liabilities	10,113			9,095
Shareholders’ equity	61,078			70,117

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$657,254			$631,671
Interest rate spread			4.02%			3.46%
Net interest income/margin		$6,540	4.36%		$5,825	4.01%

	For the Three Months Ended
	June 30,
	2009	2008

Total interest income	$9,013	$8,936
Total interest expense	3,208	3,780

Net interest income	5,805	5,156
Tax equivalent adjustment	735	669

Net interest income (fully taxable equivalent)	$6,540	$5,825

PENNS WOODS BANCORP, INC.

AVERAGE BALANCES AND INTEREST RATES

	For the Six Months Ended
	June 30, 2009			June 30, 2008
	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$16,420	$538	6.61%	$8,277	$262	6.37%
All other loans	375,687	12,213	6.56%	356,830	12,453	7.02%
Total loans	392,107	12,751	6.56%	365,107	12,715	7.00%

Taxable securities	101,937	2,867	5.63%	103,013	2,923	5.68%
Tax-exempt securities	102,757	3,780	7.36%	111,630	3,691	6.61%
Total securities	204,694	6,647	6.49%	214,643	6,614	6.16%

Interest bearing deposits	700	—	0.00%	19	—	0.00%

Total interest-earning assets	597,501	19,398	6.53%	579,769	19,329	6.69%

Other assets	55,459			49,325

TOTAL ASSETS	$652,960			$629,094

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$60,517	159	0.53%	$59,880	224	0.75%
Super Now deposits	55,276	260	0.95%	50,347	338	1.35%
Money Market deposits	52,888	580	2.21%	25,064	273	2.19%
Time deposits	215,069	3,210	3.01%	200,233	4,257	4.28%
Total Deposits	383,750	4,209	2.21%	335,524	5,092	3.05%

Short-term borrowings	39,641	236	1.19%	46,216	686	2.95%
Long-term borrowings	86,778	1,843	4.22%	95,661	2,169	4.48%
Total borrowings	126,419	2,079	3.27%	141,877	2,855	3.99%

Total interest-bearing liabilities	510,169	6,288	2.48%	477,401	7,947	3.33%

Demand deposits	72,633			71,864
Other liabilities	9,870			9,280
Shareholders’ equity	60,288			70,549

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$652,960			$629,094
Interest rate spread			4.05%			3.36%
Net interest income/margin		$13,110	4.42%		$11,382	3.95%

		For the Six Months Ended June 30,
		2009	2008

Total interest income		$17,930	$17,984
Total interest expense		6,288	7,947

Net interest income		11,642	10,037
Tax equivalent adjustment		1,468	1,345

Net interest income (fully taxable equivalent)		$13,110	$11,382

	Quarter Ended
(Dollars in Thousands, Except Per Share Data)	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008

Operating Data

Net income	$832	$839	$2,263	$1,552	$2,057
Net interest income	5,805	5,837	5,726	5,513	5,156
Provision for loan losses	186	126	145	110	60
Net security losses	(2,086)	(2,369)	(314)	(1,504)	(251)
Non-interest income, ex. net security losses	1,694	1,593	1,763	1,976	1,872
Non-interest expense	4,885	4,645	4,542	4,451	4,511

Performance Statistics

Net interest margin	4.36%	4.47%	4.42%	4.23%	4.01%
Annualized return on average assets	0.51%	0.52%	1.43%	0.98%	1.30%
Annualized return on average equity	5.45%	5.64%	15.20%	9.43%	11.73%
Annualized net loan charge-offs to avg loans	0.25%	0.04%	0.06%	0.05%	0.01%
Net charge-offs	250	41	57	49	7
Efficiency ratio	65.1%	62.5%	60.7%	59.4%	64.2%

Per Share Data

Basic earnings per share	$0.22	$0.22	$0.59	$0.40	$0.53
Diluted earnings per share	0.22	0.22	0.59	0.40	0.53
Dividend declared per share	0.46	0.46	0.46	0.46	0.46
Book value	16.01	15.29	15.93	15.47	16.72
Common stock price:
High	31.81	25.61	30.40	35.00	33.15
Low	24.89	23.00	23.00	29.00	30.01
Close	29.14	25.42	23.03	29.00	31.25
Weighted average common shares:
Basic	3,833	3,832	3,843	3,855	3,866
Fully Diluted	3,833	3,832	3,843	3,855	3,866
End-of-period common shares:
Issued	4,012	4,011	4,011	4,010	4,009
Treasury	179	179	179	159	150

	Quarter Ended
(Dollars in Thousands, Except Per Share Data)	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008

Financial Condition Data:
General

Total assets	$667,861	$649,612	$652,803	$632,244	$634,504
Loans, net	387,697	382,751	377,122	367,279	361,748
Intangibles	3,032	3,032	3,032	3,032	3,032
Total deposits	495,001	448,807	421,368	430,571	437,921
Noninterest-bearing	74,509	71,963	76,035	73,586	79,908

Savings	61,924	60,764	58,668	62,591	62,847
NOW	58,020	55,816	53,821	56,391	52,948
Money Market	71,748	50,476	35,848	39,627	28,860
Time Deposits	228,800	209,788	196,996	198,376	213,358
Total interest-bearing deposits	420,492	376,844	345,333	356,985	358,013

Core deposits*	266,201	239,019	224,372	232,195	224,563
Shareholders’ equity	61,371	58,584	61,027	59,561	64,522

Asset Quality

Non-performing assets	$2,667	$2,269	$1,735	$941	$909
Non-performing assets to total assets	0.40%	0.35%	0.27%	0.15%	0.14%
Allowance for loan losses	4,377	4,441	4,356	4,268	4,207
Allowance for loan losses to total loans	1.12%	1.15%	1.14%	1.15%	1.15%
Allowance for loan losses to non-performing loans	164.12%	195.72%	251.07%	453.56%	462.82%
Non-performing loans to total loans	0.68%	0.59%	0.46%	0.25%	0.25%

Capitalization

Shareholders’ equity to total assets	9.19%	9.02%	9.35%	9.42%	10.17%

* Core deposits are defined as total deposits less time deposits

Reconciliation of GAAP and non-GAAP Financial Measures

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
GAAP net income	832	2,057	1,671	4,188
Securities losses, net of tax	(1,376)	(166)	(2,940)	(141)
Non-GAAP operating earnings	2,208	2,223	4,611	4,329

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
Return on average assets (ROA)	0.51%	1.30%	0.51%	1.33%
Adjustment for net after tax securities losses	0.83%	0.11%	0.90%	0.05%
Non-GAAP operating ROA	1.34%	1.41%	1.41%	1.38%

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
Return on average equity (ROE)	5.45%	11.73%	5.54%	11.87%
Adjustment for net after tax securities losses	9.01%	0.95%	9.76%	0.40%
Non-GAAP operating ROE	14.46%	12.68%	15.30%	12.27%

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
Basic earnings per share (EPS)	0.22	0.53	0.44	1.08
Adjustment for net after tax securities losses	0.36	0.04	0.76	0.04
Non-GAAP basic operating EPS	0.58	0.58	1.20	1.12

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008

Dilutive EPS	0.22	0.53	0.44	1.08
Adjustment for net after tax securities losses	0.36	0.04	0.77	0.04
Non-GAAP dilutive operating EPS	0.58	0.57	1.20	1.12